UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2009

TECHMEDIA ADVERTISING, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 000-52945

Nevada	98-0540833
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

c/o 62 Upper Cross Street, #04-01
Singapore  058353
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  011-65-65323001

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously disclosed in TechMedia Advertising, Inc.’s (the “Company”) Form 8-K filed on EDGAR on November 30, 2009, the Company entered into a Funding Equity Agreement (the “FEA”) with Excel Financial Services Inc. (“EFS”), dated November 26, 2009, whereby EFS will act as the syndicator for the Company for funding of an initial amount of US$2,000,000, with an option to increase such funding up to US$10,000,000, by way of the Company issuing a convertible debenture and/or share purchase warrants (the “Debenture”) according to the terms and conditions of the FEA.

Closing of the FEA was to occur on or before January 22, 2010 (the “Closing Date”).  In the event that the parties failed to mutually agree in good faith on the final documentation of the Debenture by January 22, 2010, the FEA was to automatically terminate without notice or penalty (except for the survival of certain specified terms).

The foregoing description of the FEA does not purport to be complete and is qualified in its entirety by reference to the FEA, which was attached as Exhibit 10.1 to the Company’s Form 8-K filed on EDGAR on November 30, 2009, and which is incorporated herein by reference.

Since the closing of the FEA did not occur on January 22, 2010, the Company and EFS have entered into an Amendment Agreement, dated January 31, 2010 (the “Amendment Agreement”) whereby the parties have agreed to amend the FEA as follows:

(i)	the Closing Date was amended to February 23, 2010, from January 22, 2010;

(ii)	the date by which the parties are to reach mutual agreement on the final documentation of the Debenture was amended to February 23, 2010;

(iii)	the good faith deposit of US$100,000 to be paid by the Company to EFS will no longer be refundable and therefore will not be refunded to the Company on Closing; and

(iv)	the words “the deposit shall be refunded by the Syndicator to the company at closing” are deleted.

Other than the foregoing, the terms and conditions of the FEA remain in full force and effect.

The foregoing description of the Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment Agreement, which is attached hereto as Exhibit 10.2, and which is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1(1)	Funding Equity Agreement between TechMedia Advertising, Inc. and Equity Financial Services Inc., entered into by the Company on November 26, 2009.

10.2	Amendment Agreement between TechMedia Advertising, Inc. and Equity Financial Services Inc., dated January 31, 2010.

Notes:
(1)  Previously filed as Exhibit 10.1 to the Company’s Form 8-K filed on EDGAR on November 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHMEDIA ADVERTISING, INC.

By:	/s/ William Goh
Name: William Goh
Title: Treasurer and Director

Date: February 3, 2010